UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                            June 11, 2007


                   United States Steel Corporation
------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------   -------------------
   (State or other        (Commission File         (IRS Employer
   jurisdiction of             Number)          Identification No.)
    incorporation)

        600 Grant Street, Pittsburgh, PA              15219-2800
       ----------------------------------             ----------
        (Address of principal executive               (Zip Code)
                    offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 11, 2007, United States Steel Corporation entered into an unsecured $500,000,000 Five-Year Term Loan Agreement (the "Loan Agreement") with the lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative
Agent. The Loan Agreement contains an interest coverage ratio (consolidated EBITDA to consolidated interest expense) covenant of 2:1 and a leverage ratio (consolidated debt to consolidated EBITDA) of 3.25:1 along with other customary terms and conditions.

The Loan Agreement is filed herewith as Exhibit 10.1.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits

     10.1 FIVE-YEAR TERM LOAN AGREEMENT dated as of June 11, 2007 among UNITED STATES STEEL CORPORATION, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     --------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  June 11, 2007